UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2009

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 6, 2009, Pacific Mercantile Bancorp, a California corporation (the “Company”), filed a Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible 10% Cumulative Preferred Stock (the “Certificate of Determination”) with the California Secretary of State for the purpose of creating, from its authorized but unissued “blank check” preferred stock, a series, consisting of 155,000 shares, of preferred stock designated as the Company’s Series A Convertible 10% Cumulative Preferred Stock (the “Series A Preferred Stock” or “Series A Shares”), and fixing the relative rights and preferences and the privileges of and the restrictions on the Series A Shares. The Series A Preferred Stock is the first series of preferred stock to be issued by the Company.

The Series A Shares will be offered and sold to a select number of “accredited investors” (as defined in Regulation D), or qualified institutional buyers (as defined in Rule 144A), under the Securities Act of 1933, as amended (the “Securities Act”), at a price of $100.00 per share. Cumulative dividends will accrue on the Series A Shares at a rate of 10% per annum and each Series A Share will be convertible at the option of its holder, at a conversion price of $7.65 per share, into approximately 13.07 shares of common stock and, if not sooner converted, all of the Series A Shares will automatically convert into common stock at that same conversion price (as the same may be adjusted under certain anti-dilution provisions applicable to the Series A Shares) on the Mandatory Conversion Date, as defined below.

The Company expects to use the proceeds from the sale of the Series A Shares for general corporate purposes, which will include making a capital contribution to its wholly owned banking subsidiary, Pacific Mercantile Bank, to increase its equity capital and which it can use to fund loans and other interest-earning assets, the growth of its banking franchise and its working capital requirements.

Description of Series A Shares

The following is a summary of the rights, preferences and privileges of and restrictions on the Series A Shares, which summary is qualified in its entirety by reference to the Certificate of Determination, a copy of which is attached as Exhibit 3.1 to, and by this reference is incorporated into, this Current Report.

Ranking. The Series A Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) senior to the Common Stock; and (ii) on parity with any other class or series of preferred stock that might be established after the Series A Preferred Stock is issued, if the terms of that other class or series of preferred stock expressly provide that it will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (“Parity Securities”). If, on the other hand, any new class or series of preferred stock is established after the Series A Preferred Stock is issued, but does not expressly provide that such class or series will rank on a parity with the Series A Preferred Stock, then such class or series of shares will rank junior to the Series A Preferred Stock with respect to dividend rights and rights on liquidation, winding-up and dissolution (“Junior Securities”).

As described below, without the approval of the holders of a majority of the Series A Shares outstanding, the Company may not sell or issue any preferred stock that ranks senior to the Series A Preferred Shares with respect to dividend rights or rights on liquidation, winding-up and dissolution (collectively, “Senior Securities”).

Conversion and Anti-Dilution Provisions. Each Series A Share will be convertible at an initial conversion price of $7.65 per share (the “Conversion Price”), into 13.07 shares of the Company’s Common Stock, at the option of holder of the Series A Shares until the second (2nd) anniversary of the date of the Company’s initial issuance of Series A Shares in the Offering (the “Mandatory Conversion Date”), which is subject to extension in certain circumstances. If any Series A Shares remain outstanding as of the Mandatory Conversion Date, each such Series A Share will automatically convert, at the same Conversion Price, into 13.07 shares of Common Stock (which number of shares will be subject to proportional adjustments for any stock dividend, stock split, reverse stock split, or recapitalization of the Common Stock). In addition, the Conversion Price will be subject to adjustment, in accordance with a broad-based weighted average formula, to prevent dilution as a result of the Company’s issuance of additional shares of Common Stock at a purchase price, or other convertible shares or securities with a conversion price, that is less than the then closing price of the Company’s shares of Common Stock, as reported by NASDAQ, except that no such adjustments will be made for share issuances (i) on the grant or exercise of options or other equity incentives issued pursuant to any Company stock option or other equity incentive plans, (ii) in any acquisition of or business combination with another company or business approved by the Company’s Board of Directors, (iii) on or by reason of the conversion of any Series A Shares and (iv) if and to the extent that such an adjustment would cause the total number of Common Shares that shall have been or shall be issuable on conversion of the Series A Shares to exceed 19.9% of the number of shares of the Company’s Common Stock that were outstanding as of the date on which the first Series A Share was issued, or to reduce the Conversion Price to less than the Company’s book value per share as of June 30, 2009, which was approximately $7.55 per share (except as may be adjusted proportionately for any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock).

Effect of Sale or Merger of the Company. If we were to consummate, at any time prior to the Mandatory Conversion Date, a sale, merger or other business combination transaction with another business (a “Business Combination Transaction”), and the Company’s shareholders, immediately prior to the consummation of that transaction, will not own at least 50.1% of the outstanding voting securities of the surviving corporation in that transaction or of its parent company, if any (whether the Company or another business entity is surviving corporation in such transaction), the then outstanding Series A Shares will be converted automatically into Common Stock, effective immediately prior to the consummation of that Business Combination Transaction, at the then applicable Conversion Price, plus the payment in cash or additional shares of our Common Stock of all unpaid dividends then accrued on the Series A Shares, in which case the holders of such Series A Shares will become entitled to receive, in exchange for the shares of our Common Stock which they received on such conversion of their Series A Shares, the same consideration per share that the holders of our Common Stock will receive as a result of the consummation of such Business Combination Transaction.

Dividends

Dividend Rate and Cumulative Dividends. Holders of Series A Shares are entitled to receive annual cumulative cash dividends, payable when, as and if declared by the Company’s Board of Directors, out of assets legally available for the payment of dividends, at an annual rate of 10% on the purchase price of $100.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization with respect to the Series A Shares).

Such dividends on the Series A Shares are cumulative and, as a result, if and to the extent the Company fails to pay any accrued dividends on the Series A Shares (whether or not the Board has declared such dividends), the amount of the unpaid dividends will cumulate in successive periods, until paid in full. Dividends on the Series A Shares will not compound.

Payment of Dividends on the Mandatory Conversion Date. To the extent not theretofore paid, any unpaid dividends accrued on the Series A Shares to the Mandatory Conversion Date will be payable in full by the Company in cash, except that if the Company is not permitted to pay cash dividends due any applicable laws, or government regulations or restrictions that may then be applicable to the Company, the Company may, at its option, either pay such dividends in shares of its Common Stock, valued at their closing price per share on the trading day immediately preceding the Mandatory Conversion Date, or extend the Mandatory Conversion Date to such date as of which it first is permitted to pay such dividends in cash. In the event the Company chooses to extend the Mandatory Conversion Date, the outstanding Series A Shares will continue to accrue cumulative dividends at a rate of 10% per annum until the outstanding Series A Shares are converted into Common Stock.

Dividend Preference. Dividends payable to the holders of Series A Preferred Stock are in preference to the payment of dividends on the Common Stock or any other Junior Securities that the Company may issue in the future. Accordingly, the Company will be prohibited from paying any cash dividends on the Common Stock, or any other Junior Securities, unless it has first paid to the holders of the Series A Shares all unpaid dividends accrued on those Shares (whether or not the Board has theretofore declared such dividends).

Voting Rights. In addition to voting rights under the protective provisions described below or as may be required by law, the holders of the Series A Shares will be entitled to vote, on an as-converted basis, with the holders of the Common Stock, voting together as a single class, on all matters on which the holders of the Common Stock are entitled to vote.

Protective Provisions. The affirmative vote or written consent of the holders of a majority of the outstanding Series A Shares, voting as a single class, will be required before the Company may:

(1) Alter or change the rights, preferences or privileges of the holders of the Series A Shares so as to materially and adversely affect such holders.

(2) Increase or decrease the authorized number of Series A Shares that we may issue, except that we may decrease the authorized number of Series A Shares by the number thereof that are converted into Common Stock or that we may acquire from any holders of the Series A Shares.

(3) Authorize, create or issue any new class or series of preferred shares ranking senior to the Series A Shares as to dividends, voting rights or the liquidation preference of the Series A Shares, although the Company will be entitled, without the approval of the holders of the Series A Shares, to establish and issue shares of any new class or series of Parity Securities or Junior Securities.

(4) Redeem or repurchase any outstanding shares of Common Stock, except for shares that were or are subject to equity compensation awards that have been or may, in the future, be granted under any stock incentive or other equity plans providing for the grant of stock options, restricted shares or other equity-based compensation awards to directors, officers, employees or consultants.

Liquidation Preference. In the event the Company were to liquidate, dissolve or winds up it business, whether voluntarily or involuntarily, the holders of the Series A Shares would become entitled to receive liquidating distributions in an amount per Series A Share equal to the sum of $100.00 (as the same may have been theretofore adjusted proportionately for any stock dividend, stock split, reverse stock split or the like) plus all accrued and unpaid dividends, out of assets legally available for distribution to the Company’s shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. Moreover, subject to the California General Corporation Law and any other applicable laws, if, after payment of the full amount of such liquidation preference to the holders of the Series A Shares and the liquidation preference of any Parity Securities or securities ranking senior to the Common Stock that may be outstanding at that time (if any), there are any assets available for distribution to the holders of the Common Stock, then the holders of the Series A Shares and the holders of any class or Series of Parity Securities that may then be outstanding, will be entitled to participate in such distributions, along with the holders of the Company’s Common Stock, as if the holders of the Series A Shares and the holders of the Parity Securities (if any) had each converted their Series A Shares or Parity Securities, immediately prior to the payment of such liquidating distributions to the holders of the Common Stock, into the number of shares of Common Stock into which their Series A Shares or Parity Securities would be convertible at that time.

In the event that the assets of the Company, or proceeds thereof, available for distribution to shareholders upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, are insufficient to pay the full amount of the liquidation preference of the Series A Shares then outstanding and, if any Parity Securities are also then outstanding, then the holders of Series A Shares and the holders of such Parity Securities will share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Maturity. The Series A Preferred Stock has no maturity date and will remain outstanding until converted in accordance with the Certificate of Determination.

Redemption. The Series A Preferred Stock is not redeemable at any time either at the Company’s option or at the option of the holders of the Series A Shares.

Preemptive Rights. The Series A Preferred Stock have no preemptive rights.

This disclosures contained in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any security. Any offers of the Series A Shares will be made only by means of a private placement memorandum to a select number of accredited investors or qualified institutional buyers in reliance upon the exemption from registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act and/or Section 4(2) of the Securities Act. Neither the Series A Shares, nor the shares of Common Stock issuable upon conversion of the Series A Shares, have been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

Any statements contained in this Current Report that refer to future events or other non-historical matters are forward-looking statements. The Company disclaims any intent or obligation to update any forward-looking statements. These forward-looking statements are based on the Company’s reasonable expectations as of the date of this report and are subject to risks and uncertainties that could cause actual results to differ materially from current expectations. The consummation of future sales of Series A Shares remains subject to various risks and uncertainties related to changes in the Company’s business prospects, results of operations or financial condition, and such other risks and uncertainties as detailed from time to time in the Company’s public filings with the SEC.

Item 3.03.	Material Modification to Rights of Securityholders.

Reference is made to and is hereby incorporated by reference into this Item 3.03, the information set forth under “Item 1.01 Entry into a Material Definitive Agreement” relating to preferential rights of the Series A Shares as to dividends, distributions on dissolution and winding up and voting rights in relation to the rights of the Company’s Common Stock. That information so incorporated by reference into this Item 3.03 is qualified in its entirety to the Certificate of Determination attached as Exhibit 3.01 to this Report.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The filing of the Certificate of Determination in California is deemed to be an amendment to the Company’s Articles of Incorporation and, accordingly, the information set forth under “Item 1.01 Entry into a Material Definitive Agreement” and the copy of the Certificate of Determination attached as Exhibit 3.1 to this Current Report are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

3.1	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp.

4.1	Form of Stock Certificate for the Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: October 13, 2009	By:	/S/ NANCY A GRAY
Nancy Gray, Senior Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp.

4.1	Form of Stock Certificate for the Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp.

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